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Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
to
Tender Shares of Common Stock or Class A Common Stock
of
Dover Downs Gaming & Entertainment, Inc.
Pursuant to its Offer to Purchase
Dated December 19, 2005

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, JANUARY 19, 2006, UNLESS THE OFFER IS EXTENDED.

To: Mellon Investor Services LLC, Depositary

By Mail:	By Hand:	By Overnight Courier:
Mellon Investor Services LLC P.O. Box 3301 South Hackensack, NJ 07606 Attn: Reorganization Department	Mellon Investor Services LLC 120 Broadway, 13th Floor New York, NY 10271 Attn: Reorganization Department	Mellon Investor Services LLC 480 Washington Boulevard Mail Drop—Reorg Jersey City, NJ 07310 Attn: Reorganization Department, 27th Floor
By Facsimile Transmission (For Eligible Institutions Only) (201) 680-4626 Confirm Receipt of Notice of Facsimile: (201) 680-4860

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Stockholders tendering shares of Dover Downs Gaming & Entertainment, Inc. common stock, par value $0.10 per share (the "Common Stock") or Class A common stock, par value $0.10 per share (the "Class A Common Stock" and, together with the Common Stock, the "Shares"), that they hold of record should complete the following chart:

DESCRIPTION OF SHARES TENDERED

PLEASE CHECK THE BOX TO INDICATE WHICH CLASS OF SHARES ARE BEING TENDERED:

☐
COMMON STOCK

☐
CLASS A COMMON STOCK

IF YOU ARE TENDERING BOTH COMMON STOCK AND CLASS A COMMON STOCK, PLEASE COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH CLASS OF STOCK BEING TENDERED.

Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on certificate(s))	Shares Tendered
(Attach additional list if necessary. Please list the shares in the order in which you want them to be sold if less than all of the shares tendered are accepted for payment. The shares listed first will be given highest priority for the sale and the shares listed last will be given the lowest priority.)

Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares

*
Need not be completed by stockholders tendering by book-entry transfer.
**
Unless otherwise indicated, it will be assumed that all Shares represented by any certificate delivered to the Depositary are being tendered. See Instruction 4.

        You should use this letter of transmittal only if you are tendering certificates together with this letter or if you are tendering Shares by book-entry transfer to the Book-Entry Transfer Facility pursuant to the procedures set forth in Section 3 of the offer to purchase.

        If you cannot deliver your Shares and all other required documents to the depositary by the Expiration Date (as defined in the offer to purchase), or if you cannot comply with the procedures for book-entry transfer on a timely basis, you must tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. See Instruction 2. Documents delivered to Dover Downs Gaming & Entertainment, Inc. will not be forwarded to the Depositary and therefore will not constitute valid delivery.

        If you wish to tender Shares held for your benefit through a broker, bank or other fiduciary, you will need to follow the instructions you receive from that institution.

        You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

(BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
Account No.
Transaction Code No.
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s)
Date of Execution of Notice of Guaranteed Delivery
Name of Institution that Guaranteed Delivery

        If delivery is by book-entry transfer:

Name of Tendering Institution
Account No.
Transaction Code No.

NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 7.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

ODD LOTS
(SEE INSTRUCTION 9)

        This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares.

        The undersigned either (check one box):

☐
was the beneficial owner or the owner of record of an aggregate of fewer than 100 Shares, all of which are being tendered; or

☐
is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record owner, and (b) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owns, beneficially or of record, an aggregate of fewer than 100 Shares, and is tendering all of such Shares.

CONDITIONAL TENDER

        A tendering stockholder may condition his or her tender of Shares upon the purchase by the Company of a specified minimum number of the Shares tendered hereby, all as described in the offer to purchase, particularly in Section 6 thereof. Unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

        Minimum number of Shares that must be purchased, if any are purchased:

                         Shares

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 8)

        To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the Book-Entry Transfer Facility other than the one designated above.

Issue ☐ check and/or ☐ certificate(s) to:

Name:
(Please Print)
Address:
(Include Zip Code)
(Taxpayer Identification or Social Security No.)
☐
Credit unpurchased Shares by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Book-Entry Transfer Facility Account Number)
(Name of Account Party)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 8)

        To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s) or are to be credited to an account maintained at the Book-Entry Transfer Facility other than the one designated above.

Mail ☐ check and/or ☐ certificate(s) to:

Name:
(Please Print)
Address:
(Include Zip Code)
☐
Credit unpurchased Shares by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Book-Entry Transfer Facility Account Number)
(Name of Account Party)

Ladies and Gentlemen:

        The undersigned hereby tenders to Dover Downs Gaming & Entertainment, Inc., a Delaware corporation (the "Company"), the above-described Shares, pursuant to the Company's offer to purchase up to 1,063,937 shares of its common stock, par value $0.10 per share (the "Common Stock"), and up to 1,325,468 shares of its Class A common stock, par value $0.10 per share (the "Class A Common Stock"), including, in each case, the associated stock purchase rights which automatically trade with shares of the Common Stock and the Class A Common Stock at the Purchase Price of $14.50 per share, net to the seller in cash and without interest thereon, upon the terms and subject to the conditions set forth in the offer to purchase dated December 19, 2005 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer").

        Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and constitutes and appoints Mellon Investor Services LLC (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (with full knowledge that the Depositary also acts as the agent of the Company), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Depositary, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

        By execution hereof, the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position" in the Shares at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Purchase Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

        The undersigned understands that the Company reserves the right, in its sole discretion, to purchase more than 1,063,937 shares of Common Stock and 1,325,468 shares of Class A Common

Stock pursuant to the Offer. The undersigned understands that the Company's acceptance for payment of Shares tendered pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned also understands that all Shares properly tendered prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) and not properly withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including the proration and conditional tender provisions contained therein, and that the Company will promptly return all other Shares not purchased pursuant to the Offer, including Shares not purchased because of proration or conditional tenders.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at The Depository Trust Company (the "Book-Entry Transfer Facility") designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). If one of the boxes titled "Special Payment Instructions" and/or "Special Delivery Instructions" is completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated.

        The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that the certificate(s) for any Shares delivered herewith but not tendered or not purchased will be promptly returned to the undersigned at the address indicated below, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" above. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company does not accept for payment any of the Shares so tendered.

        This Letter of Transmittal is to be used by stockholders if (i) the Share Certificates are to be physically delivered to the Depositary herewith, (ii) tender of Shares is to be made by book-entry transfer to the Book-Entry Transfer Facility pursuant to the procedures set forth in Section 3 of the Offer to Purchase by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of the Shares (both stockholders and such Book-Entry Transfer Facility participants, acting on behalf of shareholders, are referred to herein as "Acting Holders"), or (iii) tender of Shares is to be made according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

        The undersigned understands that the Offer and the solicitation are not being made to (nor will tenders of Shares be accepted from or on behalf of) holders in any jurisdiction in which the making or acceptance of the offer or solicitation would not be in compliance with the laws of such jurisdiction. The undersigned understands that the Company, in its discretion, however, may take such action as it deems necessary for it to make the Offer in any such jurisdiction and extend the Offer to stockholders in such jurisdiction. The undersigned understands that, in any jurisdiction whose securities laws or blue sky laws require the Offer to be made by a licensed broker or dealer, the Offer is being made on the Company's behalf by the Dealer Manager, Raymond James & Associates, Inc., or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

        All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Offer to Purchase.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned acknowledges that any tender is subject to all of the terms of the Offer.

SIGN HERE

Signature(s) of Owner(s)

Dated:                     , 20

Name(s)
(Please Print)
Capacity (full title)
Address
(Include Zip Code)
Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on surrendered certificate(s) or other evidence of ownership, if applicable. If signed by person(s) to whom the Shares represented hereby have been assigned or transferred as evidenced by endorsements or powers transmitted herewith, the signatures must be guaranteed. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

Guarantee of Signature(s)
(See Instructions 1 and 6)

Certain signatures must be guaranteed by an Eligible Institution.

Name of Firm
Authorized Signature
Name
Address
(Include Zip Code)
(Area Code) Telephone No.

Dated                     , 20

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.     Guarantee of Signatures.

        Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a bank, broker, dealer, credit union, savings association or other entity that is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 and is a participant or member of the Securities Transfer Agents Medallion Program or such other Medallion signature guarantee program as may be acceptable to us (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 6. If a certificate representing Shares is registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or Shares not purchased or tendered are to be issued to a person other than the registered holder, the certificate must be endorsed or accompanied by an appropriate stock power, in either case signed exactly as the name of the registered holder appears on the certificate with the signature on the certificate or stock power guaranteed by an Eligible Institution.

2.     Delivery of Letter of Transmittal and Shares.

        This Letter of Transmittal is to be used either if certificates are to be forwarded with this Letter of Transmittal or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of book-entry transfer into the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or an Agent's Message (as defined below) in connection with a book-entry transfer) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on this Letter of Transmittal on or prior to 5.00 P.M., New York City time, on the Expiration Date (as defined in the Offer to Purchase). The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and the Company may enforce any such agreement against the participant.

        Stockholders whose certificates are not immediately available or who cannot deliver their Shares and all other required documents to the Depositary on or prior to 5:00 P.M., New York City time, on the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary on or prior to 5:00 P.M., New York City time, on the Expiration Date and (c) the certificates for all physically delivered Share certificates, or a confirmation of book-entry transfer into the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New

York Stock Exchange trading days after the Expiration Date, all as provided in Section 3 of the Offer to Purchase.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth therein. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before 5:00 P.M., New York City time, on the Expiration Date.

        The method of delivery of Shares and all other required documents is at the option and risk of the tendering stockholder. If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure delivery.

        Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after February 16, 2006, unless previously accepted for payment as provided in the Offer to Purchase. If the Company extends the period of time during which the Offer is open, is delayed in accepting for payment or paying for Shares or is unable to accept for payment or pay for Shares pursuant to the Offer for any reason, then, without prejudice to the Company's rights under the Offer, the Depositary may, on behalf of the Company, retain all Shares tendered, and such Shares may not be withdrawn except as otherwise provided in Section 4 of the Offer to Purchase, subject to Rule 13e-4(f)(5) under the Exchange Act, which provides that the issuer making the tender offer shall either pay the consideration offered, or return the tendered securities, promptly after the termination or withdrawal of the tender offer. To be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Depositary at one of its addresses set forth on the back cover of the Offer to Purchase and must specify the name of the person who tendered the Shares to be withdrawn and the number of Shares to be withdrawn. If the Shares to be withdrawn have been delivered to the Depositary, a signed notice of withdrawal with signatures guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution) must be submitted prior to the release of such Shares. In addition, such notice must specify, in the case of Shares tendered by delivery of certificates, the name of the registered holder (if different from that of the tendering stockholder) and the serial numbers shown on the particular certificates evidencing the Shares to be withdrawn or, in the case of Shares tendered by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility credited with the withdrawn Shares. Withdrawals may not be rescinded, and Shares properly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, withdrawn Shares may be re-tendered by again following one of the procedures described in Section 3 of the Offer to Purchase at any time prior to the Expiration Date.

        Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative or contingent tenders will be accepted. Fractional Shares will not be purchased. See Section 1 of the Offer to Purchase. By executing this Letter of Transmittal (or a facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3.     Inadequate Space.

        If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

4.     Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).

        If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, promptly following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.     Price at Which Shares Are Being Tendered.

        Pursuant to the terms of the Offer, the Purchase Price has been fixed at $14.50 per share, net to the seller in cash without interest thereon and applies to both the Common Stock and the Class A Common Stock.

6.     Signatures on Letter of Transmittal; Stock Powers and Endorsements.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Shares.

        If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, or if payment is to be made, or Shares not purchased are to be issued, to a person other than the registered holder, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder (s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution unless such stock powers are executed by an Eligible Institution. See Instruction 1.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted with this Letter of Transmittal.

7.     Stock Transfer Taxes.

        The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

8.     Special Payment And Delivery Instructions.

        If the check for the Purchase Price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may have any Shares not accepted for payment credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under the caption "Special Delivery Instructions." If no such instructions are given, Shares not accepted for payment will be returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which the original book-entry transfer was made.

9.     Odd Lots.

        As described in Section 2 of the Offer to Purchase, if fewer than all Shares validly tendered and not properly withdrawn on or prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owns beneficially or of record an aggregate of fewer than 100 Shares and who validly and unconditionally tenders all such Shares. Partial tenders of Shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if applicable, is completed.

10.   Random Lots.

        As described in the Offer to Purchase, if conditional tenders would otherwise be deemed to have been withdrawn because they are not accepted by the Company and the total number of Shares to be purchased would otherwise fall below 1,063,937 shares of Common Stock or 1,325,468 shares of Class A Common Stock, then, to the extent feasible, the Company will select enough of such conditional tenders that would otherwise have been deemed withdrawn to permit the Company to purchase 1,063,937 shares of Common Stock and 1,325,468 shares of Class A Common Stock. The Company will select such conditional tenders by random lot and will limit its purchase in each class of stock to the designated number of Shares to be purchased.

11.   Substitute Form W-9 and Form W-8BEN.

        The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8BEN. Failure to provide the information on either Substitute Form W-9 or Form W-8BEN may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to a 28% federal income tax backup withholding on the payment of the Purchase Price. The tendering stockholder should write "Applied For" in Part I of the Substitute Form W-9 if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% on all payments of the Purchase Price thereafter until a TIN is provided to the Depositary.

12.   Requests for Assistance or Additional Copies.

        Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed on this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

13.   Irregularities.

        All questions as to the Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

14.   Order of Purchase in Event of Proration.

        As described in Section 15 of the Offer to Purchase, the number of Shares that the Company will purchase from a stockholder may affect the U.S. federal income tax consequences to the stockholder of such purchase. Stockholders may designate the order in which certain of their Shares are to be purchased in the event of proration by so indicating in the box entitled "Description of Shares Tendered."

        Important: This Letter of Transmittal (or a facsimile copy thereof) together with certificates or confirmation of book-entry transfer and all other required documents must be received by the Depositary, or the Notice of Guaranteed Delivery must be received by the Depositary, on or prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Offer to Purchase). Stockholders are encouraged to return a completed Substitute Form W-9 with this Letter of Transmittal.

IMPORTANT TAX INFORMATION

        Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such stockholder's correct TIN on Substitute Form W-9 (below) or, with respect to foreign stockholders, a properly completed Form W-8BEN. If such stockholder is an individual, the TIN is his or her social security number (or, for certain foreign individuals, his or her individual tax identification number). For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN on Substitute Form W-9 or a properly completed Form W-8BEN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8BEN can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

        If federal income tax backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to federal income tax backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9 and Form W-8BEN

        To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (a) the stockholder is exempt from backup withholding, (b) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8BEN in order to avoid the applicable backup withholding.

What Number to Give the Depositary

        The stockholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the stockholder does not have a TIN, such stockholder should (a) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (b) write "Applied For" in the space provided in Part I of the Substitute Form W-9, and (c) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the stockholder does not provide such stockholder's TIN to the Depositary by the time of payment, backup withholding will begin and continue until such stockholder furnishes such stockholder's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the stockholder has already applied for a TIN or that such stockholder intends to apply for one in the near future.

Exempt Stockholders

        Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should check the box marked "Exempt" in Part II of Substitute W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Depositary.

Withholding on Non-United States Holder

        Even if a Non-United States Holder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or such Holder's agent unless the Depositary determines that a reduced rate of withholding is applicable under a tax treaty to which the United States is a party or because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a "Non-United States Holder" is any stockholder that for United States federal income tax purposes is not (a) a citizen or resident of the United States, (b) a corporation or partnership or other entity taxable as a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (c) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (d) a trust (i) the administration over which a United States court can exercise primary supervision and (ii) all of the substantial decisions of which one or more United States persons have the authority to control. Notwithstanding the foregoing, to the extent provided in United States Treasury Regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons also will not be Non-United States Holders. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI. The Depositary will determine a stockholder's status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets those tests described in Section 15 of the Offer to Purchase that would characterize the exchange as a sale or exchange (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

        Non-United States Holders are urged to consult their own tax advisors regarding the application of United States Federal Income Tax Withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

PAYER'S NAME: Mellon Investor Services LLC
Substitute Form W-9 Department of the Treasury Internal Revenue Service Payee's Request for Taxpayer Identification Number ("TIN")	PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW Name Business Name	Part I—Social Security Number OR Employer Identification Number (If awaiting TIN, write "Applied For")
Business Name Please check appropriate box: ☐ (Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other Address City, State, Zip Code
Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9

Exempt ☐

Certification—Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject not backup Taxpayer withholding.

CERTIFICATION INSTRUCTIONS You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are not longer subject to backup withholding, do not cross out Item (2).

Signature	Date	, 20
NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.

Signature	Date	, 20

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.    Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of:	For this type of account:		Give the EMPLOYER IDENTIFICATION number of:
1.	An individual's account	The individual	9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals	10.	Corporate account	The Corporation
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)	11.	Religious, charitable, or educational organizational organization account	The organization
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	12.	Partnership account held in the name of the business	The partnership
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	13.	Association, club, or other tax-exempt organization	The organization
6.	Account in the name of guardian or committee for a designated war, minor, or incompetent person	The ward, minor or incompetent person(3)	14.	A broker or registered nominee	The broker or nominee
7.	a. The usual revocable savings trust account (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under State law	The grantor-trustee(1) The actual owner(1)	15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity
8.	Sole proprietorship account	The owner(4)

(1)
List first and circle the name of the person whose number you furnish.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)
Show the name of the owner.

(4)
List first and circle the name of the legal trust, estate or pension trust.

NOTE:  If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

        If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt From Backup Withholding

        Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  A corporation.

  •
  A financial institution.

  •
  An organization exempt from tax under section 501(a), or an individual retirement plan.

  •
  The United States or an agency or instrumentality thereof.

  •
  A State, the District of Columbia, a possession of the United States or any political subdivision or instrumentality thereof.

  •
  A foreign government, a political subdivision of a foreign government, or any wholly-owned agency or instrumentality thereof.

  •
  An international organization or any agency, or instrumentality thereof.

  •
  A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  An exempt charitable remainder trust, or a non-exempt trust described in Section 4947(a)(1).

  •
  An entity registered at all times under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

        Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Payments made to a nominee.

        Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals.

Note:	You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  •
  Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  •
  Payments described in section 6049(b)(5) to non-resident aliens.

  •
  Payments on tax-free covenant bonds under section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Payments made to nominee.

        Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. File the Form W-9 with the payer. Furnish your taxpayer identification number. Write "exempt" on the face of the form and return it to the payer. If the payments are interest, dividends, or patronage dividends, also sign and date the form.

        Certain payments other than interests, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, 6050A.

        Privacy Act Notice.    Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the number for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Information Agent for the Offer is:

Mellon Investor Services LLC
480 Washington Boulevard
27th Floor
Jersey City, NJ 07310
Call Toll-Free (888) 689-2681

The Dealer Manager for the Offer is:

RAYMOND JAMES

880 Carillon Parkway
St. Petersburg, FL 33716
Telephone (727) 567-5025

QuickLinks

ODD LOTS (SEE INSTRUCTION 9)
CONDITIONAL TENDER
SPECIAL PAYMENT INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)
SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)
SIGN HERE
Guarantee of Signature(s) (See Instructions 1 and 6)
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9